Exhibit 10.4


                                                               Execution Version


THIS WARRANT CERTIFICATE AND THE UNDERLYING SHARES OF COMMON STOCK REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT. IN ADDITION, THE TRANSFER HEREOF IS SUBJECT TO VARIOUS CONDITIONS CONTAINED IN A SECURITIES PURCHASE AGREEMENT DATED DECEMBER 23, 2004. A COPY OF SUCH CONDITIONS WILL BE PROVIDED TO THE HOLDER UPON REQUEST.


                                                              December 23, 2004


                         SKYTERRA COMMUNICATIONS, INC.

                         COMMON STOCK PURCHASE WARRANT

Void after December 23, 2009, and subject to earlier termination upon the terms and conditions set forth herein.

         This Warrant (the "Warrant") entitles Tejas Securities Group, Inc. (including any successors or assigns, the "Holder"), for value received, to purchase from SKYTERRA COMMUNICATIONS, INC., a Delaware corporation (the "Company"), at any time and from time to time, subject to the terms and conditions set forth herein, during the period starting from 5:00 a.m., Eastern Time, on the Initial Exercise Date (as defined in Section 1 below) to 5:00 p.m., Eastern Time, on the Expiration Date (as defined in Section 1 below), immediately following which time this Warrant shall expire and become void, all or any portion of the Warrant Shares (as defined in Section 1 below) at the Exercise Price (as defined in Section 1 below). This Warrant is issued subject to the following terms and conditions:

         1. Definitions As used in this Warrant, the following terms shall have the respective meanings set forth below or elsewhere in this Warrant as referred to below:

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, and in all cases, including, without limitation, any Person that serves as a general partner and/or investment adviser or in a similar capacity of a Person. For the purposes of this Warrant, "control," when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "business day" (whether such term is capitalized or not) means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

         "Common Stock" means the voting common stock, $0.01 par value per share, of the Company.

         "Company" has the meaning set forth in the preamble hereof.

         "Exercise Price" means initially the Initial Exercise Price, as such amount may be adjusted from time to time pursuant to Section 3 hereof.

         "Expiration Date" means December 23, 2009.

         "Fair Market Value" shall mean on any date (i) if the Common Stock is quoted on Nasdaq or listed on a national securities exchange, then the last reported sale price per share of Common Stock on Nasdaq or any national securities exchange in which such Common Stock is quoted or listed, as the case may be, on such date or, if no such sale price is reported on such date, such price on the next preceding business day in which such price was reported, (ii) if the Common Stock is actively traded over-the-counter, then the last sales price quoted, if determinable, or, if not determinable, the average of the closing bid and asked prices quoted on the OTC Bulletin Board (or similar system) on such date or (iii) if such Common Stock is not traded, quoted or listed on Nasdaq or any national securities exchange or the over-the-counter market, then the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors of the Company.

         "Holder" has the meaning set forth in the preamble of hereof.

         "Initial Exercise Date" means December 23, 2004.

         "Initial Exercise Price" means $18.25 per share of Common Stock.

         "Person" (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

         "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of the date hereof, as it may be amended from time to time, by and among the Company and the Investors (as such term is defined therein).

         "Securities Purchase Agreement" means that certain Securities Purchase Agreement dated as of the date hereof, by and between the Company and the Purchasers (as such term is defined therein). Section 8 of this Warrant makes reference to, and shall be governed by, Sections 6.1 and 6.2 of the Securities Purchase Agreement, whether or not Holder is a party thereto. Solely for purposes of interpreting Section 8 of this Warrant, "Purchaser" (as such term is defined in the Securities Purchase Agreement) shall be deemed to include Holder, and "Warrant" (as such term is defined in the Securities Purchase Agreement) shall be deemed to include this Warrant.

         "Warrants" means this Warrant and any other warrants to purchase Common Stock issued by the Company to the Investors pursuant to the Securities Purchase Agreement, a form of which is attached hereto as Exhibit A.

         "Warrant Shares" means 110,000 shares of Common Stock, subject to adjustment in accordance with Section 3 below.

         2.   Exercise of Warrant.
              -------------------

              2.1    Method of Exercise; Payment.
                     ---------------------------

                     (a) Cash Exercise. Subject to all of the terms and conditions hereof, this Warrant may be exercised, in whole or in part, with respect to any Warrant Shares, at any time and from time to time during the period commencing at 5:00 a.m., Eastern Time, on the Initial Exercise Date and ending at 5:00 p.m., Eastern Time, on the Expiration Date, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription substantially in the form attached hereto, executed by the Holder and accompanied by a wire transfer of immediately available funds in the amount obtained by multiplying (i) the number of Warrant Shares for which the Warrant is being exercised, as designated in such subscription, by (ii) the Exercise Price.

                     (b) Cashless Exercise/Conversion. Subject to all of the terms and conditions hereof, the Holder shall have the right to convert this Warrant, in whole or in part, with respect to any Warrant Shares, at any time and from time to time during the period commencing at 5:00 a.m., Eastern Time, on the Initial Exercise Date and ending at 5:00 p.m., Eastern Time, on the Expiration Date, by surrender of this Warrant to the Company at its principal office, accompanied by a conversion notice substantially in the form attached hereto, executed by the Holder. Thereupon, the Holder shall be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares equal to:

                          (i) (A) (x) the number of Warrant Shares which such Holder would be entitled to receive upon exercise of such Warrant for the number of Warrant Shares designated in such conversion notice (without giving effect to any adjustment thereof pursuant to this subsection), multiplied by (y) the Fair Market Value of each such Warrant Share so receivable upon such exercise minus

                                 (B)  (x) the number of Warrant Shares which
                          such Holder would be entitled to receive upon exercise of such Warrant for the number of Warrant Shares designated in such conversion notice (without giving effect to any adjustment thereof pursuant to this subsection), multiplied by (y) the Exercise Price divided by

                          (ii)   the Fair Market Value per Warrant Share.

              2.2  Intentionally Omitted.
                   ---------------------

              2.3 Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within three
(3) business days thereafter, the Company, at its expense, and in accordance with applicable securities laws, will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct (subject in all cases, to the provisions of Section 8 hereof), a certificate or certificates for the number of Warrant Shares purchased by the Holder on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value.

              2.4 Shares To Be Fully Paid and Nonassessable. All Warrant Shares issued upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those set forth herein).

              2.5 Issuance of New Warrants; Company Acknowledgment. Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within three (3) business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the Warrant Shares. Moreover, the Company shall, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

              2.6 Payment of Taxes and Expenses. The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Warrant Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder's name or the name of any transferee of all or any portion of this Warrant.

              2.7 Cooperation with Filings. The Company shall assist and cooperate with any Holder required to make any governmental or regulatory filings or obtain any governmental or regulatory approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

              2.8 Conditions. Notwithstanding any other provision of this Warrant, if the exercise of all or any portion of this Warrant is to be made in connection with a registered public offering, a sale of the Company or any other transaction or event, such exercise may, at the election of the Holder, be conditioned upon consummation of such transaction or event in which case such exercise shall not be deemed effective until the consummation of such transaction or event.

         3. Adjustment of Exercise Price and Warrant Shares. The Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as described in this Section 3.

              3.1 Subdivision or Combination of Stock; Stock Dividends. If at any time or from time to time after the date hereof, the Company shall subdivide (by way of stock split or otherwise) its outstanding shares of Common Stock or declare a dividend or make a distribution upon any class or series of stock of the Company payable in Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be reduced proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be increased proportionately, and conversely, in the event the outstanding shares of Common Stock shall be combined (whether by stock combination, reverse stock split or otherwise) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be increased proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be decreased proportionately. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3.1.

              3.2 Adjustments for Reclassifications. If the outstanding Common Stock shall be changed into the same or a different number of shares of any class(es) or series of stock and/or the right to receive property, whether by reclassification or otherwise (other than an adjustment under Section 3.1 or a Merger Transaction under Section 3.3), then and in each such event, the Holder hereof shall have the right thereafter to convert each Warrant Share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, or other change by holders of the number of shares of Common Stock into which such Warrant Shares would have been convertible immediately prior to such reclassification or change, all subject to successive adjustments thereafter from time to time pursuant to and in accordance with, the provisions of this Section 3.

              3.3 Adjustments for Merger or Consolidation. In the event that, at any time or from time to time after the date hereof, the Company shall (a) consolidate with or merge into any other Person, or (b) sell or transfer all or substantially all of its properties or assets or more than 50% of the voting capital stock of the Company (whether issued and outstanding, newly issued, from treasury, or any combination thereof) to any other person under any plan or arrangement contemplating the consolidation or merger, sale or transfer, or dissolution of the Company (each, a "Merger Transaction"), then, in each such case, the Holder, upon the exercise of this Warrant as provided in Section 2.1 or the conversion of this Warrant as provided in Section 2.1 hereof at any time or from time to time after the consummation of such consolidation, merger or sale or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Shares issuable on such exercise immediately prior to such consummation or such effective date, as the case may be, the stock and property (including cash) to which the Holder would have been entitled upon the consummation of such consolidation or merger, or sale or transfer, or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant immediately prior thereto (assuming the payment by the Holder of the Exercise Price therefor as required hereby in a form permitted hereby, which payment shall be included in the assets of the Company for the purposes of determining the amount available for distribution), all subject to successive adjustments thereafter from time to time pursuant to, and in accordance with, the provisions of this Section 3. The Company shall not effect any such consolidation, merger, sale or transfer unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from the consolidation or merger or the entity purchasing such assets assumes by written instrument the obligation to deliver to each holder of Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire; provided, that any assumption shall not relieve the Company of its obligations hereunder.

              3.4 Continuation of Terms. Upon any consolidation, merger or transfer (and any dissolution following any such transfer) referred to in this
Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Common Stock and other securities and property receivable upon the exercise of this Warrant after the consummation of such consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such Common Stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets or more than 50% of the voting capital stock of the Company (whether issued and outstanding, newly issued or from treasury or any combination thereof), whether or not such Person shall have expressly assumed the terms of this Warrant.

              3.5 Minimum Adjustment of Exercise Price. If the amount of any adjustment of the Exercise Price required pursuant to this Section 3 would be less than one-tenth (1/10) of one percent (1%) of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Exercise Price.

              3.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price and number of Warrant Shares pursuant to this Section 3, this Warrant shall, without any action on the part of the Holder, be adjusted in accordance with this Section 3, and the Company, at its expense, promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith send a copy of each such certificate to the Holder in accordance with
Section 10.4 below.

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

         4. Registration Rights. The initial holders of the Warrant Shares shall be entitled to the registration rights and other rights applicable to such shares provided by the Registration Rights Agreement.

         5. Notices of Record Date. Upon (a) any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, or (b) any reclassification, recapitalization, merger or consolidation of the Company with or into any other Person, any transfer of all or substantially all the assets of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or the sale, in a single transaction, of a majority of the Company's voting stock (whether newly issued, or from treasury, or previously issued and then outstanding, or any combination thereof), the Company shall mail to the Holder at least ten (10) business days, or such longer period as may be required by law, prior to the record date specified therein and at least ten (10) business days prior to the effective date specified in clause (ii) or (iii) hereof, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, distribution, option or right, (ii) the date on which any such reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, or sale is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up. Nothing herein shall prohibit the Holder from exercising this Warrant during the ten (10) business day period commencing on the date of such notice.

         6. Exchange of Warrant. Subject to the provisions of Section 8 hereof (if and to the extent applicable), this Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new warrants of like tenor, each registered in the name of the Holder or, subject to compliance with applicable federal and state securities laws, in the name of such other Persons as the Holder may direct (upon payment by the Holder of any applicable transfer taxes). Each of such new warrants shall be exercisable for such number of Warrant Shares as the Holder shall direct, provided that all of such new warrants shall represent, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

         7.   [Intentionally Omitted]
              -----------------------

         8.   Transfer Provisions, etc.
              -------------------------

              8.1 Legends. Subject to the provisions of Section 6.2 of the Securities Purchase Agreement, each certificate representing any Warrant Shares issued upon exercise of this Warrant, and of any shares of Common Stock into which such Warrant Shares may be converted, shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT. IN ADDITION, THE TRANSFER HEREOF IS SUBJECT TO VARIOUS CONDITIONS CONTAINED IN A SECURITIES PURCHASE AGREEMENT DATED DECEMBER 23, 2004. A COPY OF SUCH CONDITIONS WILL BE PROVIDED TO THE HOLDER UPON REQUEST."

              8.2    Mechanics of Transfer.
                     ---------------------

                     (a) Any transfer of all or any portion of this Warrant (and the Warrant Shares), or of any interest herein or therein, that is otherwise in compliance with applicable law and Sections 6.1 and 6.2 of the Securities Purchase Agreement shall be effected by surrendering this Warrant to the Company at its principal office, together with a duly executed form of assignment, substantially in the form attached hereto. In the event of any such transfer of this Warrant, subject to compliance with applicable federal and state securities laws and Sections 6.1 and 6.2 of the Securities Purchase Agreement, the Company shall issue a new warrant or warrants of like tenor to the transferee(s), representing, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender, in accordance with Section 2 hereof.

                     (b) In the event of any transfer of all or any portion of this Warrant in accordance with Section 8.2(a) above, the Company shall issue
(i) a new warrant of like tenor to the transferee, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder of the transferred portion of this Warrant at the time of said transfer, and (ii) a new warrant of like tenor to the Holder, representing the right to purchase the number of Warrant Shares, if any, and cash, securities or other property, if any, purchasable by the Holder of the portion of this Warrant not transferred. Until this Warrant or any portion thereof is transferred on the books of the Company, the Company may treat the Holder as the absolute holder of this Warrant and all right, title and interest therein for all purposes, notwithstanding any notice to the contrary.

              8.3 No Restrictions on Transfer. Subject to compliance with applicable federal and state securities laws and Sections 6.1 and 6.2 of the Securities Purchase Agreement, this Warrant and any portion hereof, the Warrant Shares and the rights hereunder may be transferred by the Holder in its sole discretion at any time and to any Person or Persons, including, without limitation, Affiliates and affiliated groups of such Holder, without the consent of the Company.

              8.4 Warrant Register. The Company shall keep at its principal office a register for the registration, and registration of transfers, of the Warrants. The name and address of each Holder of one or more of the Warrants, each transfer thereof and the name and address of each transferee of one or more of the Warrants shall be registered in such register. The Company shall give to any Holder of a Warrant promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders of the Warrants.

         9. Lost, Stolen or Destroyed Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of a customary affidavit of the Holder and customary unsecured indemnity agreement, or, in the case of mutilation, upon surrender of this Warrant, the Company at its expense will execute and deliver, or will instruct its transfer agent to execute and deliver, a new Warrant of like tenor and date and representing the same rights represented by such lost, stolen, destroyed or mutilated warrant and any such lost, stolen. mutilated or destroyed Warrant thereupon shall become void.

         10.  General.
              -------

              10.1 Authorized Shares, Reservation of Shares for Issuance. At all times while this Warrant is outstanding, the Company shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Warrant, such number of shares of Common Stock, and any other capital stock or other securities as shall be sufficient to perform its obligations under this Warrant (after giving effect to any and all adjustments to the number and kind of Warrant Shares purchasable upon exercise of this Warrant).

              10.2 No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

              10.3 No Rights as Stockholder. The Holder shall not be entitled to vote or to receive dividends (except as expressly provided herein) or to be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings (except to the extent otherwise provided in this Warrant), or to receive dividends or subscription rights, until the Holder shall have exercised this Warrant and been issued Warrant Shares in accordance with the provisions hereof and continues to hold Warrant Shares.

              10.4 Notices. Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail (sent certified or registered), overnight courier or facsimile transmission, or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

                     (a) All correspondence to the Company shall be addressed as follows:

                          SkyTerra Communications, Inc.
                          19 West 44th Street, Suite 507
                          New York, New York 10036
                          Facsimile No.:  212-730-7523
                          Attn:  Chief Executive Officer

                          with copies (which shall not constitute notice) to:

                          SkyTerra Communications, Inc.
                          19 West 44th Street, Suite 507
                          New York, New York 10036
                          Facsimile No.:  212-730-7523
                          Attn:  General Counsel

                          Skadden, Arps, Slate, Meagher & Flom LLP
                          Four Times Square
                          New York, New York  10036
                          Facsimile No.:  917-777-2918
                          Attn: Gregory Fernicola

                     (b) All correspondence to the Holder shall be addressed to the Holder at its address appearing in the books maintained by the Company.

         11. Amendment and Waiver. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. This Warrant is one of a series of Warrants issued by the Company, all dated the date hereof and of like tenor, except as to the number of shares of Common Stock subject thereto (collectively, the "Company Warrants"). Any term of this Warrant may be amended or waived upon the written consent of the Company and the holders of Company Warrants representing at least a majority of the number of shares of Common Stock then subject to outstanding Company Warrants; provided that (i) any such amendment or waiver must apply to all Company Warrants then outstanding; (ii) the number of Warrant Shares subject to this Warrant, the Exercise Price or Expiration Date of this Warrant and the number of shares or class of stock obtainable upon exercise of this Warrant may not be amended,
(iii) the right to exercise this Warrant may not be waived, without the written consent of the Holder of this Warrant (it being agreed that an amendment to or waiver under any of the provisions of Section 3 of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Exercise Price) and (iv) any amendment that adversely affects any particular Holder without a corresponding affect upon all Holders must be approved by the particular Holder so affected. The Company shall promptly give notice to all holders of the Company Warrants of any amendments effected in accordance with this Section 11. No special consideration may be given to any holder as inducement to waive or amend this Warrant unless such consideration is given equally and ratably to all holders of Company Warrants.

         12. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any principles of conflicts or choice of law that would result in the application of the laws of any other jurisdiction.

         13. Covenants To Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         14. Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as reasonably possible to that of the invalid, illegal or unenforceable provisions.

         15. Construction. The definitions of this Warrant shall apply equally to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         16. Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         17. Entire Agreement. This Warrant, the Securities Purchase Agreement (Sections 6.1 and 6.2 thereof only) and the Registration Rights Agreement constitute the entire agreement between the parties hereto and thereto respecting the subject matter hereof and thereof and supersede all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof and thereof, whether written or oral, including but not limited to Section 5 of the engagement letter dated December 13, 2004 between the Company and Tejas Securities Group, Inc.


                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.


                                      COMPANY:

                                      SKYTERRA COMMUNICATIONS, INC.


                                      By:  /s/ Robert C. Lewis
                                          --------------------------------------
                                          Name:  Robert C. Lewis
                                          Title: Senior Vice President

                                   NOTICE AND
                                  SUBSCRIPTION


To:  SkyTerra Communications, Inc.
     19 West 44th Street, Suite 507
     New York, New York 10036


         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to exercise thereunder, __________ shares of Common Stock, of SKYTERRA COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and tenders herewith payment of $__________, representing the aggregate purchase price for such shares based on the price per share provided for in such Warrant. Such payment is being made in accordance with Section 2.1(a) of the attached Warrant.

         The undersigned hereby represents and warrants as follows:

         (a) the undersigned is acquiring such shares of Common Stock for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"); and

         (b) the undersigned is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring any of the Warrant or such shares of Common Stock or is an individual with net worth in excess of $100 million. The undersigned's financial condition is such that it is able to bear the risk of holding such securities for an indefinite period of time and the risk of loss of its entire investment. The undersigned has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

         Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective address set forth below:

                           _________________________
                           _________________________
                           _________________________
                           _________________________

         If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the remaining balance of such shares of Common Stock less any fraction of a share of Common Stock paid in cash pursuant to Section 2.3 of the attached Warrant.



Dated: __________, ____                        _________________________________
                                                            Signature

         The undersigned SkyTerra Communications, Inc. hereby acknowledges receipt of this Notice and Subscription and authorizes issuance of the shares of Common Stock described above.

SKYTERRA COMMUNICATIONS, INC.

By: _____________________________
Title: __________________________
Date: ___________________________

                               FORM OF ASSIGNMENT


                  (To be executed upon assignment of Warrant)


         For value received, __________________________________ hereby sells, assigns and transfers unto __________________ the attached Warrant [__% of the attached Warrant], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney to transfer said Warrant [said percentage of said Warrant] on the books of SKYTERRA COMMUNICATIONS, INC., a Delaware corporation, with full power of substitution in the premises.

         If not all of the attached Warrant is to be so transferred, a new Warrant is to be issued in the name of the undersigned for the balance of said Warrant.

         The undersigned hereby agrees that it will not sell, assign, or transfer the right, title and interest in and to the Warrant unless applicable federal and state securities laws have been complied with.



Dated: __________, ____                        _________________________________
                                               Signature

                           FORM OF CONVERSION NOTICE


To SkyTerra Communications, Inc.:

         The undersigned registered holder of the attached Warrant hereby irrevocably converts such Warrants with respect to ________1 Warrant Shares which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to _________________, whose address is as follows:

                           _________________________
                           _________________________
                           _________________________
                           _________________________

         Such conversion is being made in accordance with Section 2.1(b) of the attached Warrant. The undersigned hereby represents and warrants as follows:

         (a) the undersigned is acquiring such shares of Common Stock for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act; and

         (b) the undersigned is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring any of the Warrant or such shares of Common Stock or is an individual with net worth in excess of $100 million. The undersigned's financial condition is such that it is able to bear the risk of holding such securities for an indefinite period of time and the risk of loss of its entire investment. The undersigned has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

Dated:

                                      __________________________________________
                                      (Signature must conform in all respects to name of holder as specified on the face of Warrant)

                                      __________________________________________
                                      (Street Address)

                                      __________________________________________
                                      (City)                (State)   (Zip Code)

---------

(1) Insert here the number of Warrant Shares into which the Warrant is convertible (or, in the case of a partial conversion, the number of Warrant Shares as to which the Warrants evidenced by this Warrant Certificate are then being converted). In the case of a partial conversion, a new Warrant Certificate will be issued and delivered, representing the unconverted portion of the Warrants, to the holder surrendering this Warrant Certificate.

         The undersigned SkyTerra Communications, Inc. hereby acknowledges receipt of this Conversion Notice and authorizes issuance of the shares of Common Stock described above.

SKYTERRA COMMUNICATIONS, INC.

By: _____________________________
Title: __________________________
Date: ___________________________